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                                                                    Exhibit 10.1

                               Power of Attorney

     Each of the undersigned hereby severally constitutes and appoints Timothy
P. Horne and Thomas J. White, and each of them acting singly, his or her true and lawful attorney with full power for them, and each of them singly, to sign for each of us and in each our names, all reports and statements arising from or in connection with the ownership of the capital stock of CIRCOR International, Inc., and its successors, and any securities for or into which shares of such capital stock may be exchanged or converted, including without limitation, any and all amendments to Schedule 13D or Schedule 13G (or any successor form) filed with the Securities and Exchange Commission, and generally to do all such things in the name and on behalf of each of us to comply with all applicable provisions of the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and any regulations promulgated thereunder, hereby ratifying and confirming the signature of each of the undersigned as it may be signed by the said attorneys, or any of them, on any such document or report.

     Witness our hands and common seal on the dates set forth below:



Dated: October 19, 1999             /s/ George B. Horne
                                    -------------------------------------------
                                    George B. Horne


Dated: October 28, 1999             /s/ Daniel W. Horne
                                    -------------------------------------------
                                    Daniel W. Horne


Dated: October 14, 1999             /s/ Judith Rae Horne
                                    -------------------------------------------
                                    Judith Rae Horne


Dated: October 28, 1999             /s/ Tara V. Horne
                                    -------------------------------------------
                                    Tara V. Horne